AMENDED AND RESTATED
                        INVESTMENT SUB-ADVISORY AGREEMENT
                         AMONG WELLS FARGO FUNDS TRUST,
                      WELLS FARGO FUNDS MANAGEMENT, LLC AND
                      WELLS CAPITAL MANAGEMENT INCORPORATED

This AMENDED AND RESTATED AGREEMENT is made as of this 1st day of March 2001, as amended and restated as of November 7, 2012, between Wells Fargo Funds Trust (the "Trust"), a business trust organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94163, Wells Fargo Funds Management, LLC (the "Adviser"), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94163, and Wells Capital Management Incorporated, a corporation organized under the laws of the State of California, with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94163 (the "Sub-Adviser").

WHEREAS, the Trust is registered under the Investment
Company Act of 1940, as amended, (the "1940 Act") as an open-end, series management investment company; and

WHEREAS, the Trust and the Adviser desire that the Sub-Adviser perform investment advisory services for each of the series of the Trust listed in Appendix A hereto as it may be amended from time to time (each a "Fund" and collectively the "Funds"), and the Sub-Adviser is willing to perform those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, the Trust, the Adviser and Sub-Adviser agrees as follows:

Section 1. The Trust; Delivery of Documents. The Trust is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Declaration of Trust, as amended or supplemented from time to time, By-
Laws (if any) and Registration Statement filed with the Securities and Exchange Commission (the "Commission") under the 1940 Act and the
Securities Act of 1933 (the "Securities Act"), including any representations made in the prospectus and statement of additional information relating to the Funds contained therein and as may be supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Trust's Board of Trustees (the "Board"). The Board is authorized to issue any unissued shares in any number of additional classes or series. The Trust has delivered copies of the documents listed in this Section to the Sub-Adviser and will from time to time furnish the Sub-Adviser with any amendments thereof.

Section 2. Appointment of Sub-Adviser. Subject to the direction and control of the Board, the Adviser manages the investment and reinvestment of the assets of the Funds and provides for certain management and services as specified in the Investment Advisory
Agreement between the Trust and the Adviser with respect to the Funds.

Subject to the direction and control of the Board, the Sub-Adviser shall manage the investment and reinvestment of the assets of the Funds, and without limiting the generality of the foregoing, shall provide the management and other services specified below, all in such manner and to such extent as may be directed from time to time by the Adviser.

The Sub-Adviser acknowledges that the Fund and other mutual funds advised by the Adviser (collectively, the "fund complex") may engage in transactions with certain sub-advisers in the fund complex (and their affiliated persons) in reliance on exemptions under Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the 1940 Act. Accordingly, the Sub-Adviser hereby agrees that it will not consult with any other subadviser of a fund in the fund complex that is not an affiliated person (as that term is defined in the 1940 Act) of Wells Fargo & Company ("Wells Fargo"), or an affiliated person of such a sub-adviser, concerning transactions for a fund in securities or other fund assets. With respect to a multi-managed Fund, the Sub-Adviser shall be limited to managing only the discrete portion of the Fund's portfolio as may be determined from time-to-time by the Board or the Adviser, and shall not consult with the any Sub-adviser that is not an affiliated person of Wells Fargo as to any other portion of the Fund's portfolio concerning transactions for the Fund in securities or other Fund assets.

Section 3. Duties of the Sub-Adviser.

(a) The Sub-Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets for the Funds. To carry out such decisions, the Sub-Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities for the Funds, the Sub-Adviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

(b) The Sub-Adviser will report to the Board at each regular meeting thereof all material changes in the Funds since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Funds and the Sub-Adviser, and on its own initiative will furnish the Board from time to time with such information as the Sub-Adviser may believe appropriate, whether concerning the individual companies whose securities are held by a Fund, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Fund maintains investments. The Sub-Adviser will also furnish the Board with such statistical and analytical information with respect to securities in the Funds as the Sub-Adviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities for the Funds, the Sub-Adviser will comply with the policies set from time to time by the Board as well as the limitations imposed by the Trust's Declaration of Trust, as amended from time to time, By-Laws (if any), Registration Statement under the Act and the Securities Act, the limitations in the Act and in the Internal Revenue Code of 1986, as amended applicable to the Trust and the investment objectives, policies and restrictions of the Funds.

(c) The Sub-Adviser may from time to time employ or associate with such persons as the Sub-Adviser believes to be appropriate or necessary to assist in the execution of the Sub-Adviser's duties hereunder, the cost of performance of such duties to be borne and paid by the Sub-Adviser. No obligation may be imposed on the Trust in any such respect.

(d) The Sub-Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the Act. The Sub-Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Sub-Adviser pursuant to this Agreement required to be prepared and maintained by the Trust pursuant to the rules and regulations of any national, state, or local government entity with jurisdiction over the Trust, including the Securities and Exchange Commission and the Internal
Revenue Service. The books and records pertaining to the Trust which are in possession of the Sub-Adviser shall be the property of the Trust. The
Trust, or the Trust's authorized representatives (including the Adviser), shall have access to such books and records at all times during the Sub-Adviser's normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Sub-Adviser to the Trust or the Trust's authorized representatives.

Section 4. Control by Board. As is the case with respect to the Adviser under the Investment Advisory Agreement, any investment activities undertaken by the Sub-Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Funds, shall at all times be subject to the direction and control the Trust's Board.

Section 5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Adviser shall at all times comply with:

(a) all applicable provisions of the 1940 Act, and any rules and regulations adopted thereunder;

(b) the provisions of the registration statement of the Trust, as it may be amended or supplemented from time to time, under the Securities Act and the 1940 Act;

(c) the provisions of the Declaration of Trust of the Trust, as it may be amended or supplemented from time to time;

(d) the provisions of any By-laws of the Trust, if adopted and as it may be amended from time to time, or resolutions of the Board as may be adopted from time to time;

(e) the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Trust or the Funds;

(f) any other applicable provisions of state or federal law; and

In addition, any code of ethics adopted by the Sub-Adviser must comply with Rule 17j-1 under the 1940 Act, as it may be amended from time to time, and any broadly accepted industry practices, if requested by the Trust or the Adviser.

Section 6. Broker-Dealer Relationships. The Sub-Adviser is responsible for the purchase and sale of securities for the Funds, brokerdealer selection, and negotiation of brokerage commission rates. The Sub-
Adviser's primary consideration in effecting a security transaction will be to obtain the best price and execution. In selecting a broker-dealer to execute each particular transaction for a Fund, the Sub-Adviser will take the following into consideration: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Trust's Board of Trustees may from time to time determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of having caused a Fund to pay a broker or dealer that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the Fund and to other clients of the Sub-Adviser. The Sub-Adviser is further authorized to allocate the orders placed by it on behalf of the Funds to brokers and dealers who also provide research or statistical material, or other services to the Funds or to the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine and the Sub-
Adviser will report on said allocations regularly to the Board of Trustees of the Trust indicating the brokers to whom such allocations have been made and the basis therefor.

Section 7. Expenses of the Fund. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Trust include, but are not limited to, brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer agent and shareholder service agent costs, expense of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

Section 8. Compensation. As compensation for the sub-advisory services provided under this Agreement, the Adviser shall pay the Sub-Adviser fees, payable monthly, the annual rates indicated on Schedule A hereto, as such Schedule may be amended or supplemented from time to time. It is understood that the Adviser shall be responsible for the Sub-Adviser's fee for its services hereunder, and the Sub-Adviser agrees that it shall have no claim against the Trust or the Funds with respect to compensation under this Agreement.

Section 9. Standard of Care. The Trust and Adviser shall expect of the Sub-Adviser, and the Sub-Adviser will give the Trust and the Adviser the benefit of, the Sub-Adviser's best judgment and efforts in rendering its services to the Trust, and as an inducement to the Sub-Adviser's undertaking these services at the compensation level specified, the Sub-Adviser shall not be liable hereunder for any mistake in judgment. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Sub-Adviser shall not be subject to liability to the Trust or to any shareholders in the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

Section 10. Non-Exclusivity. The services of the Sub-Adviser to the Adviser and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

Section 11. Records. The Sub-Adviser shall, with respect to orders the Sub-Adviser places for the purchase and sale of portfolio securities of the Funds, maintain or arrange for the maintenance of the documents and records required pursuant to Rule 31a-1 under the 1940 Act as well as trade tickets and confirmations of portfolio trades and such other records as the Adviser or the Funds' Administrator reasonably requests to be maintained. All such records shall be maintained in a form acceptable to the Funds and in compliance with the provisions of Rule 31a-1 or any successor rule. All such records will be the property of the Funds, and will be available for inspection and use by the Funds and their authorized representatives (including the Adviser). The Sub-Adviser shall promptly, upon the Trust's request, surrender to the Funds those records which are the property of the Trust or any Fund. The Sub-Adviser will promptly notify the Funds' Administrator if it experiences any difficulty in maintaining the records in an accurate and complete manner.

Section 12. Term and Approval. This Agreement shall become effective with respect to a Fund after it is approved in accordance with the express requirements of the 1940 Act, and executed by the Trust, Adviser and Sub-Adviser and shall thereafter continue from year to year, provided that the continuation of the Agreement is approved in accordance with the requirements of the 1940 Act, which currently requires that the continuation be approved at least annually:

(a) (i) by the Trust's Board of Trustees or (ii) by the vote of "a majority of the outstanding voting securities" of the Fund (as defined in Section 2(a)(42) of the 1940 Act), and

(b) by the affirmative vote of a majority of the Trust's Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of a party to this Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

Section 13. Termination. As required under the 1940 Act, this
Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by vote of the Trust's Board of Trustees or by vote of a majority of a Fund's outstanding voting securities, or by the Adviser or Sub-Adviser, on sixty (60) days written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act, as it may be interpreted by the Commission or its staff in interpretive releases, or applied by the Commission staff in no-action letters, issued under the 1940 Act.

Section 14. Indemnification by the Sub-Adviser. The Trust shall not be responsible for, and the Sub-Adviser shall indemnify and hold the Trust or any Fund of the Trust harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to the willful misfeasance, bad faith, negligent acts or reckless disregard of obligations or duties of the Sub-Adviser or any of its officers, directors, employees or agents.

Section 15. Indemnification by the Trust. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Trust hereby agrees to indemnify and hold harmless the Sub-Adviser against all claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising from the advertising, solicitation, sale, purchase or pledge of securities, whether of the Funds or other securities, undertaken by the Funds, their officers, directors, employees or affiliates, resulting from any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Funds, their officers, directors, employees or affiliates. Federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and nothing herein shall constitute a waiver or limitation of any rights which a Fund may have and which may not be waived under any applicable federal and state securities laws.

Section 16. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust shall be 525 Market Street, 12th Floor, San Francisco,
California 94163, Attention Michael J. Hogan, and that of the Adviser shall be 525 Market Street, 12th Floor, San Francisco, California 94163,
Attention: Michael J. Hogan, and that of the Sub-Adviser shall be 525
Market Street, 10th Floor, San Francisco, California 94163, Attention: J.
Mari Casas.

Section 17. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940
Act shall be resolved by reference to such terms or provision of the 1940
Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, or interpretations of the Commission or its staff, or Commission staff no-action letters, issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

Section 18. Amendment. This Agreement supersedes the subadvisory agreement among Wells Fargo Funds Trust, Wells Fargo Bank,
N.A. and Wells Fargo Capital Management Incorporated dated November
8, 1999, as approved by the Board of Trustees on March 26, 1999 as amended October 28, 1999, May 9, 2000 and July 25, 2000. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the affected Funds. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board of Trustees, the Adviser and the Sub-Adviser.

Section 19. Wells Fargo Name. The Sub-Adviser and the Trust each agree that the name "Wells Fargo," which comprises a component of the Trust's name, is a property right of the parent of the Adviser. The
Trust agrees and consents that: (i) it will use the words "Wells Fargo" as a component of its corporate name, the name of any series or class, or all of the above, and for no other purpose; (ii) it will not grant to any third party the right to use the name "Wells Fargo" for any purpose; (iii) the Adviser or any corporate affiliate of the Adviser may use or grant to others the right to use the words "Wells Fargo," or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, other than a grant of such right to another registered investment company not advised by the Adviser or one of its affiliates;
and (iv) in the event that the Adviser or an affiliate thereof is no longer acting as investment adviser to any Fund or class of a Fund, the Trust shall, upon request by the Adviser, promptly take such action as may be necessary to change its corporate name to one not containing the words
"Wells Fargo" and following such change, shall not use the words "Wells Fargo," or any combination thereof, as a part of its corporate name or for any other commercial purpose, and shall use its best efforts to cause its trustees, officers and shareholders to take any and all actions that the Adviser may request to effect the foregoing and to reconvey to the Adviser any and all rights to such words.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

                                        WELLS FARGO FUNDS TRUST
                                        on behalf of the Funds


                                        By:
                                            ------------------------------------
                                            C. David Messman
                                            Secretary


                                        WELLS FARGO FUNDS
                                        MANAGEMENT, LLC


                                        By:
                                            ------------------------------------
                                            Andrew Owen
                                            Executive Vice President


                                        WELLS CAPITAL MANAGEMENT
                                        INCORPORATED


                                        By:
                                            ------------------------------------
                                            Karen Norton
                                            Chief Operating Officer



APPENDIX A

WELLS CAPITAL MANAGEMENT INCORPORATED
INVESTMENT SUB-ADVISORY AGREEMENT
WELLS FARGO FUNDS TRUST

Adjustable Rate Government Fund
Asia Pacific Fund
Asset Allocation Fund(1)
California Limited-Term Tax-Free Fund
California Tax-Free Fund
Capital Growth Fund
Cash Investment Money Market Fund
Colorado Tax-Free Fund
Common Stock Fund
Conservative Income Fund
Core Plus Bond Fund
Disciplined Small Cap Fund(2)
Disciplined U.S. Core Fund
Discovery Fund
Diversified Capital Builder Fund
Diversified Income Builder Fund
Diversified International Fund
Dynamic Target Date Today Fund
Dynamic Target Date 2015 Fund
Dynamic Target Date 2020 Fund
Dynamic Target Date 2025 Fund
Dynamic Target Date 2030 Fund
Dynamic Target Date 2035 Fund
Dynamic Target Date 2040 Fund
Dynamic Target Date 2045 Fund
Dynamic Target Date 2050 Fund
Dynamic Target Date 2055 Fund
Dynamic Target Date 2060 Fund
Emerging Markets Equity Fund
Emerging Markets Equity Income Fund
Endeavor Select Fund
Enterprise Fund
Global Long/Short Fund
Global Small Cap Fund
Government Money Market Fund
Government Securities Fund
Growth Balanced Fund
Growth Fund
Heritage Money Market Fund
High Yield Bond Fund
High Yield Corporate Bond Fund
High Yield Municipal Bond Fund
Index Asset Allocation Fund
Intermediate Tax/AMT-Free Fund
International Equity Fund
Intrinsic Small Cap Value Fund
Intrinsic Value Fund
Intrinsic World Equity Fund
Large Cap Core Fund
Large Cap Growth Fund
Managed Account CoreBuilder Shares Series M
Minnesota Tax-Free Fund
Moderate Balanced Fund
Money Market Fund
Municipal Bond Fund
Municipal Cash Management Money Market Fund
National Tax-Free Money Market Fund
North Carolina Tax-Free Fund
Omega Growth Fund
Opportunity Fund
Pennsylvania Tax-Free Fund
Precious Metals Fund
Premier Large Company Growth Fund
Short Duration Government Bond Fund
Short-Term Bond Fund
Short-Term High Yield Bond Fund
Short-Term Municipal Bond Fund
Small Cap Core Fund
Small Cap Value Fund
Special Mid Cap Value Fund
Special Small Cap Value Fund
Strategic Income Fund
Strategic Municipal Bond Fund
Target Today Fund
Target 2010 Fund
Target 2015 Fund
Target 2020 Fund
Target 2025 Fund
Target 2030 Fund
Target 2035 Fund
Target 2040 Fund
Target 2045 Fund
Target 2050 Fund
Target 2055 Fund
Target 2060 Fund
Traditional Small Cap Growth Fund
Treasury Plus Money Market Fund
Ultra Short-Term Income Fund
Ultra Short-Term Municipal Income Fund
U.S. Core Bond Fund
WealthBuilder Conservative Allocation Fund
WealthBuilder Equity Fund
WealthBuilder Growth Allocation Fund
WealthBuilder Growth Balanced Fund
WealthBuilder Moderate Balanced Fund
Wisconsin Tax-Free Fund
100% Treasury Money Market Fund


Appendix A amended: February 28, 2018

(1) On February 28, 2018, the Board of Trustees of Wells Fargo
Funds Trust approved Wells Capital Management as the sub-adviser to the Asset Allocation Fund, effective on or about June 15, 2018.


(2) On February 28, 2018, the Board of Trustees of Wells Fargo Funds Trust approved Wells Capital Management ("WellsCap") as the sub-adviser to the Small Cap Opportunities Fund and a name change to the Disciplined Small Cap Fund. These changes will become effective on or about June 15, 2018, pending shareholder approval of the WellsCap sub-advisory agreement.




SCHEDULE A


WELLS CAPITAL MANAGEMENT INCORPORATED
INVESTMENT SUB-ADVISORY AGREEMENT

FEE AGREEMENT
WELLS FARGO FUNDS TRUST

This fee agreement is made as of the 27th day of March, 2009, and is amended as of the 28th day of February, 2018, by and between Wells Fargo Funds Management, LLC (the "Adviser") and Wells Capital Management Incorporated (the "Sub-Adviser"); and


WHEREAS, the parties and Wells Fargo Funds Trust (the Trust) have entered into an Investment Sub-Advisory Agreement (Sub-Advisory Agreement) whereby the Sub-Adviser provides investment management advice to each series of the Trust as listed in Appendix A to the Sub-Advisory Agreement
(each a Fund and collectively the Funds).


WHEREAS, the Sub-Advisory Agreement provides that the fees to be paid to the Sub-Adviser are to be as agreed upon in writing by the parties.


NOW THEREFORE, the parties agree that the fees to be paid to the Sub-Adviser under the Sub-Advisory Agreement shall be calculated as follows on a monthly basis by applying the annual rates described in this Schedule A to Appendix A for each Fund listed in Appendix A.


The Sub-Adviser shall receive a fee as described in this Schedule A to Appendix A of the assets of the Growth Balanced Fund and Moderate Balanced Fund and from each WealthBuilder Fund for providing services with respect to which Master Trust Portfolios (or, in the case of the WealthBuilder Funds, other unaffiliated funds) these Funds will invest in and the percentage to allocate to each Master Portfolio or unaffiliated fund in reliance on Section 12(d)(1)(G) under the Act, the rules thereunder, or order issued by the Commission exempting the Fund from the provisions of Section 12(d)(1)(A) under the Act
(a Fund of Funds structure).

The net assets under management against which the foregoing fees are to be applied are the net assets as of the first business day of the month.
If this fee agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this agreement is in effect shall be subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month. If the determination of the net asset value is suspended as of the first business day of the month, the net asset value for the last day prior to such suspension shall for this purpose be deemed to be the net asset value on the first business day of the month.




SCHEDULE A

WELLS CAPITAL MANAGEMENT INCORPORATED
INVESTMENT SUB-ADVISORY AGREEMENT

FEE AGREEMENT
WELLS FARGO FUNDS TRUST






                                                      FEE AS % OF AVG.
FUNDS TRUST FUNDS                                     DAILY NET ASSETS
-------------------------------------------------------------------------
Adjustable Rate Government Fund                     First 100M      0.20
                                                    Next 200M      0.175
                                                    Next 200M       0.15
                                                    Over 500M       0.10
-------------------------------------------------------------------------
Asia Pacific Fund                                   First 100M      0.65
                                                    Next 100M       0.55
                                                    Over 200M       0.45
-------------------------------------------------------------------------

Asset Allocation Fund(1) 			    First 250M      0.10
						    Over 250M	    0.05

------------------------------------------------------------------------
California Limited-Term Tax-Free Fund               First 100M      0.15
                                                    Next 200M       0.10
                                                    Over 300M       0.05
-------------------------------------------------------------------------
California Tax-Free Fund                            First 100M      0.20
                                                    Next 200M      0.175
                                                    Next 200M       0.15
                                                    Over 500M       0.10
-------------------------------------------------------------------------
Capital Growth Fund                                 First 100M      0.30
                                                    Next 200M      0.275
                                                    Next 500M       0.25
                                                    Over 800M       0.20
-------------------------------------------------------------------------
Cash Investment Money Market Fund                   First 1B        0.05
                                                    Next 2B         0.03
                                                    Next 3B         0.02
                                                    Over 6B         0.01
-------------------------------------------------------------------------
Colorado Tax-Free Fund                              First 100M      0.20
                                                    Next 200M      0.175
                                                    Next 200M       0.15
                                                    Over 500M       0.10
-------------------------------------------------------------------------
Common Stock Fund                                   First 100M      0.45
                                                    Next 100M       0.40
                                                    Over 200M       0.30
-------------------------------------------------------------------------
Conservative Income Fund                            First 100M      0.10
                                                    Next 200M       0.08
                                                    Over 300M       0.05
-------------------------------------------------------------------------
Core Plus Bond Fund				    First 100M     0.20
						    Next 200M     0.175
						    Next 200M      0.15
						    Over 500M      0.10
-------------------------------------------------------------------------

Disciplined Small Cap Fund(2) 			    First 100M     0.35
						    Next 200M	   0.30
						    Over 300M	   0.25
--------------------------------------------------------------------------

Disciplined U.S.Core Fund 			    First 100M     0.25
						    Next 200M	   0.20
						    Over 300M	   0.15
 -------------------------------------------------------------------------
Discovery Fund                                      First 100M      0.45
                                                    Next 100M       0.40
                                                    Over 200M       0.35

-------------------------------------------------------------------------
Diversified Capital Builder Fund                    First 100M      0.35
                                                    Next 200M       0.30
                                                    Next 200M       0.25
                                                    Over 500M       0.20
-------------------------------------------------------------------------
Diversified Income Builder Fund                     First 100M      0.35
                                                    Next 200M       0.30
                                                    Next 200M       0.25
                                                    Over 500M       0.20
-------------------------------------------------------------------------
Diversified International Fund                      First 200M      0.45
                                                    Over 200M       0.40
-------------------------------------------------------------------------
Dynamic Target Today Fund			    First 250M      0.15
                                                    Next 250M       0.10
                                                    Over 500M       0.08
------------------------------------------------------------------------
Dynamic Target 2015 Fund			    First 250M      0.15
                                                    Next 250M       0.10
                                                    Over 500M       0.08
------------------------------------------------------------------------
Dynamic Target 2020 Fund			    First 250M      0.15
                                                    Next 250M       0.10
                                                    Over 500M       0.08
------------------------------------------------------------------------
Dynamic Target 2025 Fund			    First 250M      0.15
                                                    Next 250M       0.10
                                                    Over 500M       0.08
------------------------------------------------------------------------
Dynamic Target 2030 Fund			    First 250M      0.15
                                                    Next 250M       0.10
                                                    Over 500M       0.08
------------------------------------------------------------------------
Dynamic Target 2035 Fund			    First 250M      0.15
                                                    Next 250M       0.10
                                                    Over 500M       0.08
------------------------------------------------------------------------
Dynamic Target 2040 Fund			    First 250M      0.15
                                                    Next 250M       0.10
                                                    Over 500M       0.08
------------------------------------------------------------------------
Dynamic Target 2045 Fund			    First 250M      0.15
                                                    Next 250M       0.10
                                                    Over 500M       0.08
------------------------------------------------------------------------
Dynamic Target 2050 Fund			    First 250M      0.15
                                                    Next 250M       0.10
                                                    Over 500M       0.08
------------------------------------------------------------------------
Dynamic Target 2055 Fund			    First 250M      0.15
                                                    Next 250M       0.10
                                                    Over 500M       0.08
------------------------------------------------------------------------
Dynamic Target 2060 Fund			    First 250M      0.15
                                                    Next 250M       0.10
                                                    Over 500M       0.08
------------------------------------------------------------------------
Emerging Markets Equity Fund                        First 100M      0.65
                                                    Next 100M       0.55
                                                    Over 200M       0.45
-------------------------------------------------------------------------
Emerging Markets Equity Income Fund                 First 100M      0.65
                                                    Next 100M       0.55
                                                    Over 200M       0.45
-------------------------------------------------------------------------
Endeavor Select Fund                                First 100M      0.30
                                                    Next 200M      0.275
                                                    Next 500M       0.25
                                                    Over 800M       0.20
-------------------------------------------------------------------------
Enterprise Fund                                     First 100M      0.45
                                                    Next 100M       0.40
                                                    Over 200M       0.30

------------------------------------------------------------------------
Global Small Cap Fund                               First 100M      0.55
                                                    Next 100M       0.50
                                                    Over 200M       0.40
-------------------------------------------------------------------------
Government Money Market Fund                        First 1B        0.05
                                                    Next 2B         0.03
                                                    Next 3B         0.02
                                                    Over 6B         0.01
-------------------------------------------------------------------------
Government Securities Fund                          First 100M      0.20
                                                    Next 200M      0.175
                                                    Next 200M       0.15
                                                    Over 500M       0.10
-------------------------------------------------------------------------
Growth Balanced Fund                                First 250M      0.10
                                                    Over 250M       0.05
-------------------------------------------------------------------------
Growth Fund                                         First 100M      0.45
                                                    Next 100M       0.40
                                                    Next 300M       0.35
                                                    Over 500M       0.30
-------------------------------------------------------------------------
Heritage Money Market Fund                          First 1B        0.05
                                                    Next 2B         0.03
                                                    Next 3B         0.02
                                                    Over 6B         0.01
-------------------------------------------------------------------------
High Yield Bond Fund                                First 100M      0.35
                                                    Next 200M       0.30
                                                    Next 200M       0.25
                                                    Over 500M       0.20
-------------------------------------------------------------------------
High Yield Corporate Bond Fund         	                      0.00

-------------------------------------------------------------------------
High Yield Municipal Bond Fund                      First 100M      0.35
                                                    Next 200M       0.30
                                                    Next 200M       0.25
                                                    Over 500M       0.20
-------------------------------------------------------------------------
Index Asset Allocation Fund                         First 100M      0.15
                                                    Next 100M      0.125
                                                    Over 200M       0.10
-------------------------------------------------------------------------
Intermediate Tax/AMT-Free Fund                      First 100M      0.20
                                                    Next 200M      0.175
                                                    Next 200M       0.15
                                                    Over 500M       0.10
-------------------------------------------------------------------------
International Equity Fund                           First 200M      0.45
                                                    Over 200M       0.40
-------------------------------------------------------------------------
Intrinsic Small Cap Value Fund                      First 100M      0.55
                                                    Next 100M       0.50
                                                    Over 200M       0.40
-------------------------------------------------------------------------
Intrinsic Value Fund                  		    First 250M      0.35
                                                    Next 250M      0.325
						    Next 2B	    0.30
						    Next 2B	   0.275
                                                    Over 4.5B       0.25
-------------------------------------------------------------------------
Intrinsic World Equity Fund                         First 250M      0.35
                                                    Next 750M      0.275
                                                    Over 1B         0.20
-------------------------------------------------------------------------
Large Cap Core Fund 				    First 1B	    0.35
						    Over 1B	    0.30
-------------------------------------------------------------------------
Large Cap Growth Fund                               First 100M      0.30
                                                    Next 200M      0.275
                                                    Next 500M       0.25
                                                    Over 800M       0.20
-------------------------------------------------------------------------
Managed Account CoreBuilder Shares Series M         0.00
-------------------------------------------------------------------------
Minnesota Tax-Free Fund                             First 100M      0.20
                                                    Next 200M      0.175
                                                    Next 200M       0.15
                                                    Over 500M       0.10
-------------------------------------------------------------------------
Moderate Balanced Fund                              First 250M      0.10
                                                    Over 250M       0.05
-------------------------------------------------------------------------
Money Market Fund                                   First 1B        0.05
                                                    Next 2B         0.03
                                                    Next 3B         0.02
                                                    Over 6B         0.01
-------------------------------------------------------------------------
Municipal Bond Fund                                 First 100M      0.20
                                                    Next 200M      0.175
                                                    Next 200M       0.15
                                                    Over 500M       0.10
-------------------------------------------------------------------------
Municipal Cash Management Money Market Fund         First 1B        0.05
                                                    Next 2B         0.03
                                                    Next 3B         0.02
                                                    Over 6B         0.01
-------------------------------------------------------------------------
National Tax-Free Money Market Fund                 First 1B        0.05
                                                    Next 2B         0.03
                                                    Next 3B         0.02
                                                    Over 6B         0.01
-------------------------------------------------------------------------
North Carolina Tax-Free Fund                        First 100M      0.20
                                                    Next 200M      0.175
                                                    Next 200M       0.15
                                                    Over 500M       0.10
-------------------------------------------------------------------------
Omega Growth Fund                                   First 100M      0.45
                                                    Next 100M       0.40
                                                    Next 300M       0.35
                                                    Over 500M       0.30
-------------------------------------------------------------------------
Opportunity Fund                                    First 100M      0.45
                                                    Next 100M       0.40
                                                    Next 300M       0.35
                                                    Over 500M       0.30
-------------------------------------------------------------------------
Pennsylvania Tax-Free Fund                          First 100M      0.20
                                                    Next 200M      0.175
                                                    Next 200M       0.15
                                                    Over 500M       0.10
-------------------------------------------------------------------------
Precious Metals Fund                                First 100M      0.40
                                                    Next 100M       0.35
                                                    Over 200M       0.30
-------------------------------------------------------------------------
Premier Large Company Growth Fund                   First 100M      0.35
                                                    Next 100M      0.325
                                                    Next 300M       0.30
                                                    Over 500M      0.275
-------------------------------------------------------------------------
Short Duration Government Bond Fund                 First 100M      0.15
                                                    Next 200M       0.10
                                                    Over 300M       0.05
-------------------------------------------------------------------------
Short-Term Bond Fund                                First 100M      0.15
                                                    Next 200M       0.10
                                                    Over 300M       0.05
-------------------------------------------------------------------------
Short-Term High Yield Bond Fund                     First 100M      0.35
                                                    Next 200M       0.30
                                                    Next 200M       0.25
                                                    Over 500M       0.20
-------------------------------------------------------------------------
Short-Term Municipal Bond Fund                      First 100M      0.15
                                                    Next 200M       0.10
                                                    Over 300M       0.05
-------------------------------------------------------------------------
Small Cap Core Fund				    First 200M	    0.55
						    Next 300M	    0.50
						    Over 500M	    0.45
--------------------------------------------------------------------------
Small Cap Value Fund                                First 100M      0.55
                                                    Next 100M       0.50
                                                    Over 200M       0.40
-------------------------------------------------------------------------
Special Mid Cap Value Fund                          First 100M      0.45
                                                    Next 100M       0.40
                                                    Over 200M       0.30
-------------------------------------------------------------------------
Special Small Cap Value Fund                        First 100M      0.55
                                                    Next 100M       0.50
                                                    Over 200M       0.40
-------------------------------------------------------------------------
Strategic Income Fund                               First 100M      0.30
                                                    Next 200M       0.25
                                                    Next 200M       0.20
                                                    Over 500M       0.15
-------------------------------------------------------------------------
Strategic Municipal Bond Fund                       First 100M      0.20
                                                    Next 200M      0.175
                                                    Next 200M       0.15
                                                    Over 500M       0.10
-------------------------------------------------------------------------

Target Today Fund 				    First 200M	    0.05
						    Next 300M       0.04
						    Over 500M	    0.03
------------------------------------------------------------------------
Target 2010 Fund 				    First 200M	    0.05
						    Next 300M       0.04
						    Over 500M	    0.03
-------------------------------------------------------------------------
Target 2015 Fund				    First 200M      0.05
						    Next 300M       0.04
						    Over 500M	    0.03
-------------------------------------------------------------------------
Target 2020 Fund 				    First 200M      0.05
						    Next 300M       0.04
						    Over 500M	    0.03
-------------------------------------------------------------------------
Target 2025 Fund 				    First 200M      0.05
						    Next 300M       0.04
						    Over 500M	    0.03
-------------------------------------------------------------------------
Target 2030 Fund 				    First 200M      0.05
						    Next 300M       0.04
						    Over 500M	    0.03
-------------------------------------------------------------------------
Target 2035 Fund 				    First 200M      0.05
						    Next 300M       0.04
						    Over 500M	    0.03
-------------------------------------------------------------------------
Target 2040 Fund 			            First 200M      0.05
						    Next 300M       0.04
						    Over 500M	    0.03
-------------------------------------------------------------------------
Target 2045 Fund 				    First 200M      0.05
						    Next 300M       0.04
						    Over 500M	    0.03
-------------------------------------------------------------------------
Target 2050 Fund 				    First 200M      0.05
						    Next 300M       0.04
						    Over 500M	    0.03
---------------------------------------------------------------------------
Target 2055 Fund 				    First 200M      0.05
						    Next 300M       0.04
						    Over 500M	    0.03
--------------------------------------------------------------------------
Target 2060 Fund 				    First 200M      0.05
						    Next 300M       0.04
						    Over 500M	    0.03
-------------------------------------------------------------------------
Traditional Small Cap Growth Fund                   First 100M      0.55
                                                    Next 100M       0.50
                                                    Over 200M       0.40
-------------------------------------------------------------------------
Treasury Plus Money Market Fund                     First 1B        0.05
                                                    Next 2B         0.03
                                                    Next 3B         0.02
                                                    Over 6B         0.01
-------------------------------------------------------------------------
Ultra Short-Term Income Fund                        First 100M      0.15
                                                    Next 200M       0.10
                                                    Over 300M       0.05
-------------------------------------------------------------------------
Ultra Short-Term Municipal Income Fund              First 100M      0.15
                                                    Next 200M       0.10
                                                    Over 300M       0.05
-------------------------------------------------------------------------
U.S. Core Bond Fund					0.00
-------------------------------------------------------------------------
WealthBuilder Conservative Allocation Fund             0.15
-------------------------------------------------------------------------
WealthBuilder Equity Fund                              0.15
-------------------------------------------------------------------------
WealthBuilder Growth Allocation Fund                   0.15
-------------------------------------------------------------------------
WealthBuilder Growth Balanced Fund                     0.15
-------------------------------------------------------------------------
WealthBuilder Moderate Balanced Fund                   0.15
-------------------------------------------------------------------------
Wisconsin Tax-Free Fund                             First 100M      0.20
                                                    Next 200M      0.175
                                                    Next 200M       0.15
                                                    Over 500M       0.10
-------------------------------------------------------------------------
100% Treasury Money Market Fund                     First 1B        0.05
                                                    Next 2B         0.03
                                                    Next 3B         0.02
                                                    Over 6B         0.01
-------------------------------------------------------------------------




Schedule A amended: February 28, 2018

(1) On February 28, 2018, the Board of Trustees of Wells Fargo Funds Trust approved Wells Capital Management as the sub-adviser to the Asset Allocation Fund, effective on or about June 15, 2018..

(2) On February 28, 2018, the Board of Trustees of Wells Fargo Funds Trust approved Wells Capital Management ("WellsCap") as the sub-adviser to the Small Cap Opportunities Fund and its name change to the Disciplined Small Cap Fund. These changes will become effective on or about June 15, 2018, pending shareholder approval of the WellsCap sub-advisory agreement.




The foregoing fee schedule is agreed to as of February 28, 2018 and shall remain in effect until changed in writing by the parties.


WELLS FARGO FUNDS MANAGEMENT, LLC

By:
---------------------------
Paul Haast
Senior Vice President

WELLS CAPITAL MANAGEMENT INCORPORATED

By:
---------------------------
Karen Norton
Chief Operating Officer